UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2021

Motorsport Games Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39868	83-1463958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5972 NE 4th Avenue Miami, FL	33137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8799

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MSGM	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events.

Motorsport Games Inc. (the “Company”) has received notice that HC2 Holdings 2 Inc. and Continental General Insurance Company, former minority stockholders of 704Games Company (“704Games”), have filed a complaint in the United States District Court for the District of Delaware against the Company, Dmitry Kozko, the Company’s Chief Executive Officer and Executive Chairman, Jonathan New, the Company’s Chief Financial Officer, and Mike Zoi, the sole manager of Motorsport Network, LLC, the limited liability company which, at the time of the allegations set forth in the complaint, owned 100% of the Company and continues to own approximately 62.8% of the Company’s Class A outstanding common stock on a fully-diluted basis on the date hereof.

The complaint alleges misrepresentations and omissions by the Company concerning 704Games’ financial condition and future prospects in violation of Section 10(b) of the Exchange Act of 1934, as amended (the “Act”) and Rule 10(b)-5 under the Act, joint and several liability of Mike Zoi, Dmitry Kozko and Jonathan New under Section 20(a) of the Act with respect to the alleged violation of Section 10(b) and Rule 10(b), alleged violation by the Company of Section 20A of the Act in connection with plaintiffs’ sale to the Company of an aggregate of 106,307 shares of common stock of 704Games, which is equal to 26.2% of the outstanding common stock of 704Games, in August 18, 2020 (the “Stock Sale”), alleged breach of the Company’s obligations under the stockholders’ agreement of 704Games in connection with 704Games requirement to provide financial information about 704Games to the plaintiffs, the defendants’ alleged fraudulent inducement of the plaintiffs to enter into a stock purchase agreement for the Stock Sale, the defendants’ alleged breach of fiduciary duty by alleged failure to disclose key financial and other information about 704Games and allegedly diverting corporate opportunities for the benefit of defendants and alleged unjust enrichment. The plaintiffs seek, among other things, damages from the defendants, jointly and severally, based on the alleged difference between the fair market value of the shares of common stock of 704 Games on August 18, 2020, the date of the Stock Sale, and the purchase price that was paid in the Stock Sale, as well as punitive damages and other relief.

In the August 2020 purchase agreement for the Stock Sale, the plaintiffs, who were represented by counsel in connection with such transaction, affirmatively represented and warranted to the Company that (i) the plaintiffs had sufficient knowledge and experience with and information about the Company (including the Company’s business objective and efforts to consummate a liquidity event or an initial public offering of the Company as soon as practicable thereafter ) and about 704Games in order to be fully familiar with the Company, 704Games and its current business, operations, assets, finances, financial results, financial condition and prospects and so as to be able to evaluate the risks and merits of consummating the transactions contemplated by the purchase agreement for the Stock Sale, (ii) the plaintiffs had full access to all books and records of 704 Games and all of its contracts, agreements and documents and (iii) the plaintiffs had been given an opportunity to ask questions of, and receive answers from, representatives of the Company and 704Games regarding the Company, 704Games and its current business, operations, assets, financing, operating results, financial condition and prospects in order to make an informed decision to sell the shares of common stock of 704Games to the Company in the Stock Sale. Furthermore, in such purchase agreement, the plaintiffs are obligated to indemnify the Company against any and all losses as a result of any breach of any representation and warranty of the plaintiffs in such purchase agreement.

Accordingly, based on the above and in connection with various other defenses available to the defendants, the Company believes that the plaintiff’s allegations are without merit and intends to vigorously defend its position to the full extent permitted by law.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained in this communication that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of the Company and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to, whether the Company will be successful in its defense against the allegations under the complaint. Additional examples of such risks and uncertainties include, but are not limited to (i) the Company’s ability (or inability) to maintain existing, and secure additional, licenses and contracts with the sports series; (ii) the Company’s ability to successfully manage and integrate any joint ventures, acquisitions of businesses, solutions or technologies; (iii) unanticipated operating costs, transaction costs and actual or contingent liabilities; (iv) the ability to attract and retain qualified employees and key personnel; (v) adverse effects of increased competition on the Company’s business; (vi) the risk that changes in consumer behavior could adversely affect the Company’s business; (vii) the Company’s ability to protect its intellectual property; and (viii) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in the most recent registration statement on Form S-1 and current reports on Form 8-K filed by the Company with the Securities and Exchange Commission. The Company anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. The Company assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing the Company’s plans and expectations as of any subsequent date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Motorsport Games Inc.

Date: February 18, 2021	By:	/s/ Dmitry Kozko
Dmitry Kozko
Chief Executive Officer